Other Results of Operations Information	12 Months Ended
Nov. 30, 2019
Nonoperating Income (Expense) [Abstract]
Other Results of Operations Information	Other Results of Operations Information
Other revenue consists of the following (in thousands):

	Twelve Months Ended November 30, 2019	Eleven Months Ended November 30, 2018	Twelve Months Ended December 31, 2017

Asset management fees and revenues	$26,254	$28,144	$28,831
Dividend income	10,740	5,416	(452)
Income from associated companies classified as other revenues	85,169	73,975	75,889
Revenues of oil and gas production and development businesses	175,169	127,090	61,541
Net realized securities gains (losses)	3,255	(939)	23,028
Gain on sale of National Beef	205,017	—	—
Gain on revaluation of our interest in HomeFed	72,142	—	—
Gain on sale of Garcadia	—	221,712	—
Gain on sale of Conwed	—	—	178,236
Other (1)	90,247	102,938	57,715
	$667,993	$558,336	$424,788

(1) We have reclassified the presentation of certain other fees, primarily related to prime brokerage services offered to clients. These fees were previously presented as Other revenues in the Consolidated Statements of Operations and are now presented within Commissions and other fees. Previously reported results are presented on a comparable basis. This change had the impact of increasing Commissions and other fees and reducing Other revenues by $28.3 million and $23.8 million for the eleven months ended November 30, 2018 and the twelve months ended December 31, 2017, respectively. There is no impact on Total revenues as a result of this change in presentation.

In the fourth quarter of 2019, we sold our 31% equity interest in National Beef for a total of $970.0 million in cash, including $790.6 million of proceeds and $179.4 million from final distributions from National Beef around the time of the sale. The pre-tax gain recognized as a result of this transaction, $205.0 million for the twelve months ended November 30, 2019, is classified as Other revenue.

Other revenues for the twelve months ended November 30, 2019 include a $72.1 million pre-tax gain on the revaluation of our 70% interest in HomeFed to fair value in connection with the acquisition of the remaining common stock of HomeFed.

In the third quarter of 2018, we sold 100% of our equity interests in Garcadia and our associated real estate to our former partners, the Garff family, for $417.2 million in cash. The pre-tax gain recognized as a result of this transaction, $221.7 million for the eleven months ended November 30, 2018, is classified as Other revenue.

In January 2017, we sold 100% of Conwed Plastics ("Conwed") to Schweitzer-Mauduit International, Inc., (NYSE: SWM) for $295 million in cash plus potential earn-out payments through 2021 totaling up to $40 million in cash to the extent the results of Conwed's subsidiary, Filtrexx International, exceed certain performance thresholds. A pre-tax gain of $178.2 million (net of working capital adjustments) was recognized during the twelve months ended December 31, 2017.
Taxes, other than income or payroll included in Income (loss) from continuing operations, amounted to $41.3 million, $39.9 million and $32.7 million for the twelve months ended November 30, 2019, the eleven months ended November 30, 2018 and the twelve months ended December 31, 2017, respectively.
Proceeds from sales of investments classified as available for sale were $0.9 billion, $1.6 billion and $0.4 billion during the twelve months ended November 30, 2019, the eleven months ended November 30, 2018 and the twelve months ended December 31, 2017, respectively. Gross gains and gross losses were not material during the twelve months ended November 30, 2019, the eleven months ended November 30, 2018 and the twelve months ended December 31, 2017.